UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):	July 25, 2018

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (781) 276-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2018, the Compensation Committee of Aware, Inc. (the “Company”) approved the Aware, Inc. 2018 Executive Bonus Plan (the “Plan”) and established performance criteria and target bonuses thereunder.

Pursuant to the Plan, each of Kevin T. Russell, the Company’s Chief Executive Officer, President and General Counsel, and David J. Martin, the Company’s Chief Financial Officer, will be eligible to receive a bonus, based on the Company’s achievement in 2018 of a profits before taxes (PBT) target determined by the Compensation Committee.

The amount of bonus payable to each of Messrs. Russell and Martin will be calculated as follows:

Kevin Russell

Actual PBT as a % of 2018 Plan PBT Goal	Bonus Amount
Less than 100% of 2018 Plan PBT Goal	$0
100% of 2018 Plan PBT Goal	$25,000
125% of 2018 Plan PBT Goal	$50,000
150% or more of 2018 Plan PBT Goal	$100,000

David Martin

Actual PBT as a % of 2018 Plan PBT Goal	Bonus Amount
Less than 100% of 2018 Plan PBT Goal	$0
100% of 2018 Plan PBT Goal	$15,000
125% of 2018 Plan PBT Goal	$35,000
150% or more of 2018 Plan PBT Goal	$70,000

The amount of bonus payable will be subject to linear interpolation to reflect actual 2018 PBT between the 2018 Plan PBT Goal and 125% of 2018 Plan PBT Goal or between 125% of 2018 Plan PBT Goal and 150% of 2018 Plan PBT Goal.

In the event that either Mr. Russell’s or Mr. Martin’s employment by the Company terminates during 2018 by reason of retirement, total and permanent disability, or death, the terminated person will receive a pro-rated bonus. If either of Mr. Russell’s or Mr. Martin’s employment by the Company is terminated by the Company without cause, the Committee may, in its discretion, award the terminated person a pro-rated bonus. In the event that Mr. Russell’s or Mr. Martin’s employment by the Company terminates for any other reason, including resignation or discharge for cause prior to the bonus payout date, all rights to a bonus will be forfeited.

All payouts under the Plan are subject to final approval by the Compensation Committee, which shall have the authority to reduce, but not increase, any amounts payable under the Plan.

Item 9.01.	Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibit is filed as part of this Report:

10.1	Aware, Inc. 2018 Executive Bonus Plan

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

	By:	/s/ Kevin T. Russell
Kevin T. Russell
President and Chief Executive Officer
Date: July 27, 2018		General Counsel

Exhibit Index

Number	Description

10.1	Aware, Inc. 2018 Executive Bonus Plan